©PPL Corporation 2011
EEI Financial Conference

Orlando, FL
November 6 - 9, 2011
©PPL Corporation 2011

©PPL Corporation 2011

Cautionary Statements and Factors
That May Affect Future Results
Any statements made in this presentation about future
operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private
Securities Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A
discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC filings.

Exhibit 99.2

PPL Delivery and Generation Assets
United Kingdom delivery territories:
WPD (South Wales)
WPD (South West)
WPD (West Midlands)
WPD (East Midlands)
United Kingdom delivery territories:
Delivery territories:
•
PPL Electric Utilities
•
Kentucky Utilities
•
Louisville Gas and Electric
Delivery territories:
•
PPL Electric Utilities
•
Kentucky Utilities
•
Louisville Gas and Electric
Delivery territories:
•
PPL Electric Utilities
•
Kentucky Utilities
•
Louisville Gas and Electric
United Kingdom delivery territories:
Generation assets:
Competitive power plants
Regulated power plants
Generation assets:
Regulated power plants
Generation assets:
Regulated power plants

©PPL Corporation 2011

Investment Highlights
  Predominantly rate-regulated business mix with significant growth prospects
  Operations in constructive jurisdictions
  Approximately two-thirds of regulated capital expenditures earn real-time or near real-time returns
  ~ 9% compound annual growth in rate base from 2011 to 2015
  Expect 75% of 2013 EBITDA from regulated businesses
  Highly attractive competitive generation fleet
  Competitively positioned nuclear, hydro and efficient coal
  Complemented by flexible dispatch gas fired units
  No significant exposure to currently proposed environmental regulations
  Multiple drivers of significant upside
  Increasing natural gas prices
  Increasing heat rates
  Environmental regulation
  Business Risk Profile rated “Excellent” by S&P
  Stable ratings outlooks
  Secure dividend with strong platform for future growth

©PPL Corporation 2011

(1)
(2)
67%
$0.8
$0.2
$0.2
69%
$1.1
$0.6
$0.3
69%
$0.6
$0.8
$1.1
66%
$1.1
$0.7
$0.5
65%
$1.1
$0.5
$0.4
Note:  $ in billions.
(1) Includes capex for WPD Midlands. Figures based on assumed exchange rate of $1.60 / GBP.
(1)
Real-Time Recovery of Regulated
Capex Spending
Approximately two-thirds of regulated capital expenditures earn returns subject to minimal or no regulatory lag

©PPL Corporation 2011

Midlands Integration
 Goal: Improved Performance…
  Safety
  Network performance
  Contact center
  Complaint handling
…resulting in cost efficiencies and potential
long-term revenue bonuses

©PPL Corporation 2011

Midlands Integration - Actions to Date
 Road shows completed for 3,900 Midlands staff setting out WPD background values and approach to integration - 36 presentations over 9 days
 Organizational design completed
 85% of union staff voted to move to single set of WPD labor contract terms
 Staff allocated new roles
 Redundancy notices sent
 Systems integration on track

©PPL Corporation 2011

Midlands Integration - Improved Safety
	2010/11 (April to Sep 2010)	2011/12 (April to Sep 2011)
Lost Time Accidents	9	1
Non Lost Time Accidents	52	50

©PPL Corporation 2011

Midlands Integration - Improved
Network Performance
 Target 60:
 18 Hour Standard:

©PPL Corporation 2011

Midlands Integration - Improved
Network Performance (cont’d)
 Customer
 Minutes Lost:
 Customer
 Interruptions:

©PPL Corporation 2011

WPD Performance Rewards Top in Industry
Aggregate Total Award / Penalty ($ in millions)
Aggregate as % of
DPCR4 Revenue
Source: Ofgem data.
Note:  Figures based on assumed exchange rate of $1.60 / GBP.
12.3%
7.1%
1.4%
0.8%
1.0%
0.4%
(3.9%)
Improvement
Opportunity
11 WPD Performance Rewards Top in Industry WPD Performance Rewards Top in Industry $13.9  $ 21.8 $34.7 $65.1  $350.9  $386.7  CKI  CE  Electric  ENW  Scottish  Power  Central  Networks  SSE  WPD  ($ 80.0)  Aggregate  Total Award /  Penalty  ($ in  millions)  Aggregate as  %  of  DPCR4 Revenue  Source:  Ofgem  data.  Note:  Figures based on assumed exchange rate of $1.60 / GBP.  $18.7  Customer  Minutes  Lost  ( " CML" )  Targets  tougher  than  benchmark  29.0  Supply  restoration best  practice  3.0  Telephone  &  Discretionary  26.7  Customers  Interrupted  51.2  Annual  CML  Incentives  3.9  Associated  Interest  $132.5  Total  DPCR4  $80.6  CML Targets  tougher  than  benchmark  51.0  Forecasting  Accuracy  (Information  Quality  Incentive ( " IQI" ) )  110.4  Capital  Cost  Efficiency  ( pre- IQI)  12.2  Operating  Cost  Efficiency  $254.2  Total  DPCR5  $386.7  Total DPCR4 &  DPCR5  Rewards  during  DPCR4  Rewards  secured  for  DPCR5  WPD Rewards  12.3%  7.1%  1.4%  0.8%  1.0%  0.4%  (3.9% )  Improvement Opportunity  ©PPL Corporation 2011  1 WPD Performance Rewards Top in Industry WPD Performance Rewards Top in Industry $13.9  $ 21.8 $34.7 $65.1  $350.9  $386.7  CKI  CE  Electric  ENW  Scottish  Power  Central  Networks  SSE  WPD  ($ 80.0)  Aggregate  Total Award /  Penalty  ($ in  millions)  Aggregate as  %  of  DPCR4 Revenue  Source:  Ofgem  data.  Note:  Figures based on assumed exchange rate of $1.60 / GBP.  $18.7  Customer  Minutes  Lost  ( " CML" )  Targets  tougher  than  benchmark  29.0  Supply  restoration best  practice  3.0  Telephone  &  Discretionary  26.7  Customers  Interrupted  51.2  Annual  CML  Incentives  3.9  Associated  Interest  $132.5  Total  DPCR4  $80.6  CML Targets  tougher  than  benchmark  51.0  Forecasting  Accuracy  (Information  Quality  Incentive ( " IQI" ) )  110.4  Capital  Cost  Efficiency  ( pre- IQI)  12.2  Operating  Cost  Efficiency  $254.2  Total  DPCR5  $386.7  Total DPCR4 &  DPCR5  Rewards  during  DPCR4  Rewards  secured  for  DPCR5  WPD Rewards  12.3%  7.1%  1.4%  0.8%  1.0%  0.4%  (3.9% )  Improvement Opportunity

©PPL Corporation 2011

Significant Synergy Opportunity
100% Synergies retained through end of current rate period(1); 47% in following rate period(2)
Estimated Annual Pre-Tax Synergies
Opex Synergies by Category
Note:  Figures based on assumed exchange rate of $1.60 / GBP.
(1) Ends in March 2015.
(2) Expected to end in March 2023.
$ in millions

©PPL Corporation 2011

Kentucky Regulated
 Environmental Cost Recovery (ECR) Mechanism
  ECR allows real-time return of and on environmental investment
 (including CWIP) and recovery of environmental expenses
 associated with coal-fired generation
  Total Capital Expenditure Plan - $2.5 Billion
  LG&E - $1.4 Billion
  KU - $1.1 Billion
  No impact from EPA’s recent modifications to CSAPR allocations
  KPSC ruling expected in mid-December

©PPL Corporation 2011

Pennsylvania Regulated - Transmission
  PPL Electric to build Pennsylvania
 portion of the 150-mile
 Susquehanna to Roseland, NJ
 500 kV transmission line. New
 Jersey portion of the line to be
 built by PSEG
  Already approved by both PA and
 NJ state utility commissions
  ROE of 12.93%
  Currently under review by
 National Park Service
  Expected in-service date in the
 spring of 2015
Named to initial list of projects for federal Rapid Response Team for Transmission
  Susquehanna-Roseland Transmission Line

©PPL Corporation 2011

Pennsylvania Regulated - Distribution
 House Bill 1294 - Alternative Ratemaking
  Bill provides for timely recovery of costs for a broad
 range of capital projects geared toward improving and
 maintaining safety and reliability
  Passed House on Oct. 4
  Currently being reviewed by the Consumer Protection
 and Professional Licensure Committee (Senate)

©PPL Corporation 2011

Supply Market Fundamentals
 Coal Retirements in PJM
  7 - 17 GWs of PJM coal-fired capacity at-risk for retirement by 2019.
  Most at an average age of 50 years, are under 500 MWs, and have capacity factors around 30%
  ~ 50% located in western PJM
 Price Impact
  Anticipate an increase in PJM West Hub prices
  Actual increase difficult to predict currently as:
  The allowance market is not yet functioning
  Retrofit costs and operational adjustments are not fully incorporated
  Heat rates will likely expand as coal-fired generation either retires or backs down
 PPL Impact
  PJM Fleet - Well-positioned to capture anticipated increases in PJM pricing while having minimal impacts on operations.

©PPL Corporation 2011

Dividend Profile
A significantly more rate-regulated business mix provides strong support for current dividend and a platform for future growth
(1)  Ongoing EPS based on mid-point of forecast. Annualized dividend based on 3rd quarter declaration. Actual dividends to be determined by Board of Directors.
(2)  From only regulated segments.
$/Share
Annualized
(2)
(1)

©PPL Corporation 2011

Appendix

©PPL Corporation 2011

$3.13
$2.75
$/Share
(1) Based on mid-point of forecasted earnings range.
Note: See appendix for reconciliation of earnings from ongoing operations to reported earnings.
(1)
$2.55
2010A
2011E
Increased 2011 Earnings from Ongoing
Operations Forecast

©PPL Corporation 2011

International - Modeling Parameters
20  International International  ––  Modeling Parameters Modeling Parameters  – – – – – – X = Revenues  ( £ )  . Regulated Revenues escalate  5.5%  annually  plus  inflation  through  end of  current  price  control  period plus  incentives;  Energy  related  business  revenues are flat  . Operation  and  Maintenance  expense  ( excluding  pension  expense)  escalates  at  inflation  after  incorporating  efficiencies from  WPD  Midlands  Pension  expense increases  from  £20  million  in  2011  to  £50 million  by  2013 and then  reduces beyond  Operation  and  Maintenance ( £ )  Pension Expense ( £ )  .. Interest  Expense ( £ )  Income  Taxes ( £ )  Depreciation  expense escalates at  about  7%  per  annum  Interest  Expense  primarily  fixed  except  for  £ 365  million  of  index  linked debt  escalating  at  inflation,  plus  PPL  issued  2011  Equity  Units  .. Effective  tax  rate  of  about  24%  per  annum  Real  Estate  taxes and  Energy  related Business expense are flat  Depreciation  Expense  (£ )  Real  Estate  Taxes  plus  Energy  related  Business  Expense  (£ )  . International Regulated Net Income Foreign Currency Assumption. Assumed  $/ £  foreign  currency  exchange  rate  ©PPL Corporation 2011  2  International International  ––  Modeling Parameters Modeling Parameters  – – – – – – X = Revenues  ( £ )  . Regulated Revenues escalate  5.5%  annually  plus  inflation  through  end of  current  price  control  period plus  incentives;  Energy  related  business  revenues are flat  . Operation  and  Maintenance  expense  ( excluding  pension  expense)  escalates  at  inflation  after  incorporating  efficiencies from  WPD  Midlands  Pension  expense increases  from  £20  million  in  2011  to  £50 million  by  2013 and then  reduces beyond  Operation  and  Maintenance ( £ )  Pension Expense ( £ )  .. Interest  Expense ( £ )  Income  Taxes ( £ )  Depreciation  expense escalates at  about  7%  per  annum  Interest  Expense  primarily  fixed  except  for  £ 365  million  of  index  linked debt  escalating  at  inflation,  plus  PPL  issued  2011  Equity  Units  .. Effective  tax  rate  of  about  24%  per  annum  Real  Estate  taxes and  Energy  related Business expense are flat  Depreciation  Expense  (£ )  Real  Estate  Taxes  plus  Energy  related  Business  Expense  (£ )  . International Regulated Net Income Foreign Currency Assumption. Assumed $/ £ foreign currency exchange rate

©PPL Corporation 2011

WPD - Annual Revenue Performance Bonuses
  WPD has earned over $100 million in annual performance awards over the past
 7-year regulatory period, excluding Central Networks historical performance
Annual Revenue Performance Bonuses  Annual Revenue Performance Bonuses Annual Revenue Performance Bonuses  WPD has earned over $100 million in annual performance awards over the past  7-year regulatory period, excluding Central Networks historical performance    WPD South West & South Wales  Central  Networks (pre-acquisition)  Regulatory  Year  ( ending 3/31)  Total  Awards,  £  % of  Revenue  Total $  Regulatory  Year  ( ending 3/31)  Total  Awards,  £  % of  Revenue  Total $  2004/05 2005/06 2006/07 2007/08 2008/09 2009/10 2010/11  £6.1 £9.5 £6.7 £8.0 £11.8 £12.1 £7.2  1.6%  2.3%  1.6%  1.8%  2.8%  2.6%  1.5%  $ 11.3  $ 17.1  $ 13.4  $ 15.1  $ 16.7  $ 18.3  $ 11.4  2004/05 2005/06 2006/07 2007/08 2008/09 2009/10 2010/11  - £0.5 £7.5  - £5.4  - £1.7 £8.2 £7.9 £11.6  --- - 0.3% 1.3%  1.2%  1.6%  -$0.9 $13.5 -$10.7 - $3.3  $ 11.7  $ 11.9  $ 18.5  Total:  £61.3  2.0%  $ 103.3  Total:  £27.6  1.0%  $ 40.8   ©PPL Corporation 2011  21

©PPL Corporation 2011

Capacity revenues are expected to be $430 million, $385 million and $590 million for 2011, 2012 and 2013, respectively.
As of September 30, 2011
(1) Represents expected sales of Supply segment based on current business plan assumptions.
(2) The 2011 average hedge energy prices are based on the fixed price swaps as of September 30, 2011; the prior collars have all been converted to fixed swaps.
(3) The 2012 and 2013 ranges of average energy prices for existing hedges were estimated by determining the impact on the existing collars resulting from 2012 and 2013 power prices at the
5th and 95th percentile confidence levels.
(4) Includes nine months of actual results.
(5) Transportation contract in negotiation.
	2011(4)	2012	2013
Baseload
Expected Generation(1) (Million MWhs)	47.0	54.7	54.4
East	39.5	46.2	46.0
West	7.5	8.5	8.4
Current Hedges (%)	100%	91%	72%
East	100%	90%	72%
West	100%	96%	75%
Average Hedged Price (Energy Only) ($/MWh)(2) (3)
East	$57	$54-55	$53-56
West	$55	$53-54	$50-51
Current Coal Hedges (%)	100%	96%	89%
East	100%	95%	93%
West	100%	100%	79%
Average Hedged Consumed Coal Price (Delivered $/Ton)
East	$73-74	$76-80	(5)
West	$24-26	$23-29	$23-30
Intermediate/Peaking
Expected Generation(1) (Million MWhs)	8.0	6.2	6.3
Current Hedges (%)	100%	32%	19%
Enhancing Value Through Active Hedging

©PPL Corporation 2011

Market Prices
(1)	24-hour average.
(2)	NYMEX and TZ6NNY forward gas prices on 9/30/2011.
(3)	Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.
23  Market Prices Market Prices Balance of  2011  2012  2013  $46  $52  $56  $36  $39  $42  $41  $45  $48  $33  $33  $41  $29  $24  $30  $31  $29  $36  $3.80  $4.24  $4.80  $4.55  $4.99  $5.48  10.2  10.5  10.2  $136.79  $123.63  $187.49  88.6%  89.8%  91.3%  (Per  MWD)  EQA HEAT  RATE(3)  TZ6NNY  PJM MARKET  ATC(1)  NYMEX  GAS(2)  CAPACITY  PRICES  Mid- Columbia  On-Peak  Off-Peak  ATC(1) ELECTRIC  PJM On-Peak  Off-Peak  (1)  24- hour average.  (2)  NYMEX and TZ6NNY forward gas prices on 9/30/ 2011.  (3)  Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.  ©PPL Corporation 2011  4  Market Prices Market Prices Balance of  2011  2012  2013  $46  $52  $56  $36  $39  $42  $41  $45  $48  $33  $33  $41  $29  $24  $30  $31  $29  $36  $3.80  $4.24  $4.80  $4.55  $4.99  $5.48  10.2  10.5  10.2  $136.79  $123.63  $187.49  88.6%  89.8%  91.3%  (Per  MWD)  EQA HEAT  RATE(3)  TZ6NNY  PJM MARKET  ATC(1)  NYMEX  GAS(2)  CAPACITY  PRICES  Mid- Columbia  On-Peak  Off-Peak  ATC(1) ELECTRIC  PJM On-Peak  Off-Peak  (1)  24- hour average.  (2)  NYMEX and TZ6NNY forward gas prices on 9/30/ 2011.  (3)  Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.

©PPL Corporation 2011

Supply Hydro Expansion
 Construction Progress
  Holtwood Hydro Expansion Project (PA)
Rainbow Hydro Project (MT)

©PPL Corporation 2011

Regulated Rate Base Growth
($ in billions)
(1) Represents capitalization for LKE, as LG&E and KU rate constructs are based on capitalization. Represents Regulatory Asset Value (RAV) for WPD.
(2) Includes RAV for WPD Midlands. Figures based on assumed exchange rate of $1.60 / GBP and are as of year-end December 31.
$17.9
$19.3
$21.6
$23.8
$25.5
(2)
2011E - 2015E Regulatory Asset Base CAGR: 9.3%
(1)

©PPL Corporation 2011

Capital Expenditures
($ in billions)
(1) Includes capex for WPD Midlands. Figures based on assumed exchange rate of $1.60 / GBP.
(2) Expect approximately 85% to receive timely returns via ECR mechanism based on historical experience.
(1)
(2)
$2.6
$3.7
$4.3
$4.1
$3.7

©PPL Corporation 2011

Note: As of September 30, 2011
(1) Notes were repaid at maturity in November 2011.
(2) Excludes $1.15 billion of junior subordinated notes due 2018 that are a component of PPL’s 2010 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2013 is not successful.
(3) Excludes $978 million of junior subordinated notes due 2019 that are a component of PPL’s 2011 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2014 is not successful.
(4) Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee.
(5) Represents REset Put Securities due 2035 that are required to be put by the holders in October 2015 either for (a)
 purchase and remarketing by a remarketing dealer or (b) repurchase by PPL Energy Supply.
Debt Maturities
27  Debt Maturities Debt Maturities  2011  2012  2013  2014  2015  PPL Capital Funding  $0  $0  $0  (2)  $0  (3)  $0  LG& E  and KU  Energy  ( Holding Co  LKE)  2  (1)  0  0  0  400  Louisville  Gas  &  Electric  0  0  0  0  250  Kentucky  Utilities  0  0  0  0  250  PPL Electric  Utilities  0  0  0  10  (4)  100  PPL Energy  Supply  500  (1)  0  737  300  300  (5)  WPD  0  0  0  0  0  Total  $502  $0  $737  $ 310  $1,300  ( Millions)  ©PPL Corporation 2011  5  Debt Maturities Debt Maturities  Note:  As  of  September  30, 2011  (1)  Notes  were repaid  at  maturity in  November  2011.  (2)  Excludes  $1.15 billion of  junior  subordinated notes  due  2018  that are a component  of PPL’s  2010 Equity  Units  and  may  be  put  back  to  PPL  Capital Funding  if the remarketing  in  2013  is  not successful.  (3)  Excludes  $978  million of  junior  subordinated notes  due 2019  that  are a component  of PPL’s  2011 Equity  Units  and  may  be  put  back  to  PPL  Capital Funding  if the remarketing  in  2014  is  not successful.  (4)  Bonds  defeased in  substance  in  2008  by depositing  sufficient funds  with  the trustee.  (5)  Represents  REset Put  Securities  due  2035 that  are required to  be  put  by  the  holders  in  October  2015  either  for  (a)  purchase and  remarketing  by  a  remarketing  dealer  or  (b)  repurchase  by  PPL Energy  Supply.  2011  2012  2013  2014  2015  PPL Capital Funding  $0  $0  $0  (2)  $0  (3)  $0  LG& E  and KU  Energy  ( Holding Co  LKE)  2  (1)  0  0  0  400  Louisville  Gas  &  Electric  0  0  0  0  250  Kentucky  Utilities  0  0  0  0  250  PPL Electric  Utilities  0  0  0  10  (4)  100  PPL Energy  Supply  500  (1)  0  737  300  300  (5)  WPD  0  0  0  0  0  Total  $502  $0  $737  $ 310  $1,300  ( Millions)

©PPL Corporation 2011

Note: As of September 30, 2011
●        Credit facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than
 9% of the total committed capacity for the domestic facilities and 17% of the total committed capacity for WPD’s facilities.
(1) In October 2011, PPL Energy Supply, PPL Electric Utilities, Louisville Gas & Electric and Kentucky Utilities each amended its respective syndicated credit facility, which included extending the expiration dates to October 2016.
(1)
(1)
(1)
(1)
Liquidity Profile
28  Institution  Facility  Expiration  Date  Total  Facility  (Millions)  Letters  of  Credit  Outstanding  (Millions)  Drawn  (Millions)  Availability  (Millions)  PPL  Energy  Supply  Syndicated Credit  Facility  Dec  2014  $ 3,000  $132  $ 250  $2,618  Letter  of  Credit  Facility  Mar  2013  200  76  0  124  $3,200  $208  $ 250  $2,742  PPL  Electric  Utilities  Syndicated Credit  Facility  Dec  2014  $200  $13  $ 0  $ 187  Asset  backed  Credit  Facility  Jul  2012  150  0  0  150  $350  $13  $ 0  $ 337  Louisville  Gas  &  Electric  Syndicated Credit  Facility  Dec  2014  $400  $ 0  $0  $400  Kentucky  Utilities  Syndicated Credit  Facility  Dec  2014  $400  $ 0  $0  $400  Letter  of  Credit  Facility  Apr  2014  198  198  0  0  $598  $198  $ 0  $ 400  WPD  PPL  WW  Syndicated Credit  Facility  Jan  2013  £150  £ 0  £ 111  £39  WPD  (South West)  Syndicated Credit  Facility  Jul  2012  210  0  0  210  WPD  ( East  Midlands)  Syndicated Credit  Facility  Apr  2016  300  70  0  230  WPD  (West  Midlands)  Syndicated Credit  Facility  Apr  2016  300  71  0  229  Uncommitted Credit  Facilities  81  3  0  78  £1,041  £144  £ 111  £786  Liquidity Profile Liquidity Profile  Note:  As  of  September  30, 2011  •  Credit facilities  consist of a diverse bank group, with  no bank  and  its  affiliates providing an  aggregate commitment  of  more  than  9%  of  the total  committed  capacity for the  domestic facilities  and  17%  of  the total  committed  capacity for WPD’s facilities.  (1)  In  October  2011,  PPL  Energy  Supply, PPL  Electric  Utilities,  Louisville Gas  & Electric  and  Kentucky  Utilities  each  amended  its  respective  syndicated  credit facility, which included  extending  the expiration dates  to  October  2016.  (1) (1) (1) (1)  ©PPL Corporation 2011  6  Institution  Facility  Expiration  Date  Total  Facility  (Millions)  Letters  of  Credit  Outstanding  (Millions)  Drawn  (Millions)  Availability  (Millions)  PPL  Energy  Supply  Syndicated Credit  Facility  Dec  2014  $ 3,000  $132  $ 250  $2,618  Letter  of  Credit  Facility  Mar  2013  200  76  0  124  $3,200  $208  $ 250  $2,742  PPL  Electric  Utilities  Syndicated Credit  Facility  Dec  2014  $200  $13  $ 0  $ 187  Asset  backed  Credit  Facility  Jul  2012  150  0  0  150  $350  $13  $ 0  $ 337  Louisville  Gas  &  Electric  Syndicated Credit  Facility  Dec  2014  $400  $ 0  $0  $400  Kentucky  Utilities  Syndicated Credit  Facility  Dec  2014  $400  $ 0  $0  $400  Letter  of  Credit  Facility  Apr  2014  198  198  0  0  $598  $198  $ 0  $ 400  WPD  PPL  WW  Syndicated Credit  Facility  Jan  2013  £150  £ 0  £ 111  £39  WPD  (South West)  Syndicated Credit  Facility  Jul  2012  210  0  0  210  WPD  ( East  Midlands)  Syndicated Credit  Facility  Apr  2016  300  70  0  230  WPD  (West  Midlands)  Syndicated Credit  Facility  Apr  2016  300  71  0  229  Uncommitted Credit  Facilities  81  3  0  78  £1,041  £144  £ 111  £786  Liquidity Profile Liquidity Profile

(Per Share)

	Forecast		Actual	
	High 2011	Low 2011	2010	2009
Earnings from Ongoing Operations	$ 2.75	$ 2.55	$ 3.13	$ 1.95
Special Items:				
Adjusted energy-related economic activity, net			(0.27)	(0.59)
Foreign currency-related economic hedges	0.01	0.01		
Sales of assets:				
Maine hydroelectric generation business			0.03	0.06
Long Island generation business				(0.09)
Latin American businesses				(0.07)
Interest in Wyman Unit 4				(0.01)
Impairments:				
Emission allowances			(0.02)	(0.05)
Renewable energy credits	(0.01)	(0.01)		
Other asset impairments				(0.01)
WPD Midlands acquisition-related costs:				
2011 Bridge Facility costs	(0.05)	(0.05)		
Foreign currency loss on 2011 Bridge Facility	(0.07)	(0.07)		
Net hedge gains	0.07	0.07		
Hedge ineffectiveness	(0.02)	(0.02)		
U.K. stamp duty tax	(0.04)	(0.04)		
Separation costs	(0.13)	(0.13)		
Other acquisition-related costs	(0.06)	(0.06)		
LKE acquisition-related costs:				
Monetization of certain full-requirement sales contracts			(0.29)	
Sale of certain non-core generation facilities			(0.14)	
2010 Bridge Facility costs			(0.12)	
Discontinued cash flow hedges and ineffectiveness			(0.06)	
Reduction of credit facility			(0.01)	
Other acquisition-related costs			(0.05)	
Workforce reductions				(0.03)
Other:				
Montana hydroelectric litigation			(0.08)	(0.01)
Health care reform - tax impact			(0.02)	
U.S. Tax Court ruling (U.K. Windfall Profits Tax)			0.03	
Litigation settlement - spent nuclear fuel storage	0.06	0.06		
Change in U.K. tax rate	0.13	0.13	0.04	
Change in tax accounting method related to repairs				(0.07)
Total Special Items	(0.11)	(0.11)	(0.96)	(0.87)
Reported Earnings	$ 2.64	$ 2.44	$ 2.17	$ 1.08

Note: Per share amounts are based on diluted shares outstanding.

ppl

©PPL Corporation 2011

Statements contained in this presentation, including statements with respect to future earnings, cash flows, financing, regulation and corporate strategy are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.
The following are among the important factors that could cause actual results to differ materially from the forward-looking statements:
market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs;
competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset or business acquisitions and dispositions, and PPL Corporation’s ability to realize the expected benefits from acquired businesses, including the 2010 acquisition of Louisville Gas and Electric Company and Kentucky Utilities Company and the 2011
acquisition of the Central Networks electricity distribution businesses in the U.K.; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10-K and other reports on file with the Securities and Exchange Commission.
Forward-Looking Information Statement

©PPL Corporation 2011

“Earnings from ongoing operations” should not be considered as an alternative to reported earnings, or net income attributable to PPL, which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL believes that “earnings from ongoing operations,” although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management’s view of
PPL’s fundamental earnings performance as another criterion in making investment decisions. PPL’s management also uses “earnings from ongoing operations” in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
“Earnings from ongoing operations” is adjusted for the impact of special items. Special items include:
• Energy-related economic activity (as discussed below).
• Foreign currency-related economic hedges.
• Gains and losses on sales of assets not in the ordinary course of business.
• Impairment charges (including impairments of securities in the company’s nuclear decommissioning trust funds).
• Workforce reduction and other restructuring impacts.
• Acquisition-related costs and charges.
• Other charges or credits that are, in management’s view, not reflective of the company’s ongoing operations.
Energy-related economic activity includes the changes in fair value of positions used economically to hedge a portion of the economic value of PPL’s generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Also included in energy-related economic activity is the ineffective portion of qualifying cash flow hedges, the monetization of certain full-requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-requirement sales contracts that were monetized, and included in earnings from ongoing operations over the delivery period of the item that was hedged or upon realization. Management believes that adjusting for such amounts provides a better matching of earnings from ongoing operations to the actual amounts settled for PPL’s underlying hedged assets. Please refer to the Notes to the Financial Statements and MD&A in PPL Corporation’s periodic filings with the Securities and Exchange Commission for additional information on energy-related economic activity.
Free cash flow before dividends is derived by deducting capital expenditures and other investing activities-net, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP.
PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors, as it is an indicator of the company's ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.
Definitions of Non-GAAP Financial Measures